Federated Hermes Institutional Money Market Management
A Portfolio of Federated Hermes Money Market Obligations Trust
SERVICE SHARES (TICKER MMSXX)

SUPPLEMENT TO CURRENT SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
On August 11, 2023, the Board of Trustees (the “Board”) of Federated Hermes Money Market Obligations Trust approved a Plan of Conversion for the Service Shares of Federated Hermes Institutional Money Market Management (the “Fund”) pursuant to which the Service Shares of the Fund will be converted into the Fund’s existing Eagle Shares on or about October 27, 2023, resulting in the closure and termination of the Fund’s Service Shares. In approving the conversion, the Board determined that the conversion of the Service Shares into Eagle Shares is in the best interest of the shareholders of the Service Shares.
Pursuant to the Plan of Conversion, Service Shares shareholders will automatically receive shares of Eagle Shares in exchange for their Service Shares without any fee, load or charge to the shareholder, including any contingent deferred sales charges, on or about October 27, 2023. Shareholders should consult their Fund’s prospectus for additional information regarding Eagle Shares expenses.
The conversion will occur on a tax-free basis. The cash value of a shareholder’s investment will not change as a result of the share class conversion. Service Shares shareholders will receive Eagle Shares with a total dollar value equal to the total dollar value of the Service Shares owned at the time of conversion. With respect to the Fund, the Eagle Shares into which shareholders will be converted currently offer the same total gross and net expense ratios as the Service Shares.
No action is required by shareholders to effect the conversion. There will be no disruption to their accounts.
Please delete all references to Service Shares effective as of October 27, 2023.
August 15, 2023

Federated Hermes Institutional
Money Market Management
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q456069 (8/23)
© 2023 Federated Hermes, Inc.

Federated Hermes Institutional Prime Obligations Fund
A Portfolio of Federated Hermes Money Market Obligations Trust
CAPITAL SHARES (TICKER POPXX)

SUPPLEMENT TO SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED SEPTEMBER 30, 2022
On August 11, 2023, the Board of Trustees (the “Board”) of Federated Hermes Money Market Obligations Trust approved the liquidation of the Capital Shares of Federated Hermes Institutional Prime Obligations Fund (the “Fund”) effective on or about August 18, 2023 (the “Liquidation” or the “Liquidation Date”). In approving the Liquidation, the Board determined that the liquidation of the Capital Shares is in the best interest of the Fund and its shareholders.
Any shares outstanding at the close of business on the Liquidation Date will be automatically redeemed. Such redemption shall follow the procedures set forth in the Fund’s Prospectus. Final dividends, if any, will be distributed with the liquidation proceeds.
August 15, 2023

Federated Hermes Institutional Prime Obligations Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q456139 (8/23)
© 2023 Federated Hermes, Inc.